================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2002

                              --------------------

                                   ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                          0-10068                76-0566682
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)

                              5333 WESTHEIMER ROAD
                                   SUITE 600
                              HOUSTON, TEXAS 77056
             (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)






================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 6, 2002, ICO, Inc. (the "Company") completed the sale of substantially all of its oilfield services business to Varco International, Inc. ("Varco"). Total proceeds of the sale were $136.7 million in cash, assumed debt of the Company's Canadian subsidiary of $3.6 million and the assumption of certain other liabilities. The initial purchase price is subject to a post-closing working capital adjustment for which $2.0 million of the sale proceeds have been placed in escrow. An additional $5.0 million of the sale proceeds have been placed in escrow for one year to cover any indemnification claims by the purchasers against the Company. The Company is not aware of any indemnification claims at this time.

         The foregoing description of this transaction is qualified in its entirety by reference to the definitive agreement signed with Varco and the purchasers, dated July 2, 2002, and filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated July 3, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:

                      Not applicable

         (b)      Pro forma financial statements

                      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002.

                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2002.

                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2001.

                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2001.

                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2000.

                      Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ICO, INC.


Date:  September 18, 2002                   By: /s/ Jon C. Biro
                                                --------------------------------
                                            Name:   Jon C. Biro
                                            Title:  Chief Financial Officer and
                                                    Treasurer

                                   ICO, INC.
                        PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements reflect the sale of substantially all of ICO, Inc.'s ("the Company") oilfield services business ("Oilfield Division") to Varco International, Inc. ("Varco") after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed consolidated statement of operations also excludes an Oilfield Division operation not sold to Varco as this operation is a part of discontinued operations. The Company is actively marketing for sale this remaining Oilfield Division operation. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of the Company, which are included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 and Quarterly Report on Form 10-Q as of June 30, 2002 and for the three and nine months ended June 30, 2002 and 2001, respectively.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the sale been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or the financial position of the Company.

         The unaudited pro forma condensed consolidated statements of operations give effect to the sale as if it had occurred on the first day of each period presented. The Oilfield Division results were presented as discontinued operations in the Company's Quarterly Report on Form 10-Q as of June 30, 2002. Accordingly, a pro forma adjustment to remove the discontinued operation's results from the statements of operations is not necessary for the nine months ended June 30, 2002 and 2001. The unaudited pro forma balance sheet gives effect to the divestiture as if it had occurred on June 30, 2002.

                                   ICO, INC.
       PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET AS OF JUNE 30, 2002
                (Unaudited and in thousands, except share data)

                                                                                 PRO FORMA            PRO FORMA
                                                                HISTORICAL      ADJUSTMENTS          CONSOLIDATED
                                                                ----------      -----------          ------------
ASSETS
Current assets:
      Cash and cash equivalents                                  $  9,847         $116,142  (a)         $125,989
      Trade accounts receivables, net                              40,297              --                 40,297
      Inventories                                                  16,946              --                 16,946
      Other current assets                                          5,847            7,000  (b)           12,847
      Oilfield Services assets held for sale                       79,054          (76,652) (c)            2,402
                                                                 --------         --------              --------
         Total current assets                                     151,991           46,490               198,481
                                                                 --------         --------              --------
Property, plant and equipment, net                                 63,911              --                 63,911
Goodwill                                                           37,100              --                 37,100
Deferred tax asset                                                 12,640           (9,861) (d)            2,779
Debt offering costs                                                 2,870             (225) (e)            2,645
Other                                                                 529              --                    529
                                                                 --------         --------              --------
      Total assets                                               $269,041         $ 36,404              $305,445
                                                                 ========         ========              ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Short-term borrowings and current portion of
         long-term debt                                          $  5,482         $    (34) (f)         $  5,448
      Accounts payable                                             20,753              --                 20,753
      Other current liabilities                                    16,652            4,310  (g)           20,962
      Oilfield Services liabilities held for sale                  16,032          (16,032) (c), (g)         --
                                                                 --------         --------              --------
         Total current liabilities                                 58,919          (11,756)               47,163
                                                                 --------         --------              --------
Deferred income taxes                                               3,129            5,247  (d)            8,376
Long-term liabilities                                               1,658              --                  1,658
Long-term debt, net of current portion                            129,823             (248) (f)          129,575
                                                                 --------         --------              --------
      Total liabilities                                           193,529           (6,757)              186,772
                                                                 --------         --------              --------

Commitments and contingencies                                         --               --                    --
Stockholders' equity                                               75,512           43,161  (h)          118,673
                                                                 --------         --------              --------

      Total liabilities and stockholders' equity                 $269,041         $ 36,404              $305,445
                                                                 ========         ========              ========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 2002
                (Unaudited and in thousands, except share data)



                                                                                   PRO FORMA              PRO FORMA
                                                              HISTORICAL (a)      ADJUSTMENTS           CONSOLIDATED
                                                              --------------      -----------           ------------
Revenues                                                      $   132,243                 --            $   132,243
Cost and expenses:
     Cost of sales and services                                   105,818                 --                105,818
     Selling, general and administrative                           21,968                 --                 21,968
     Depreciation                                                   5,994                 --                  5,994
     Amortization of intangibles                                    1,597                (17)(b)              1,580
     Impairment, restructuring and other costs                      1,782                 --                  1,782
                                                              -----------             ------            -----------
Operating income (loss)                                            (4,916)                17                 (4,899)
Other income (expense):
     Foreign currency gain                                            477                 --                    477
     Interest expense, net                                         (9,825)                --                 (9,825)
                                                              -----------             ------            -----------
Income (loss) from continuing operations before taxes
   and extraordinary gain                                         (14,264)                17                (14,247)
Provision (benefit) for income taxes                               (3,626)                 7 (b)             (3,619)
                                                              -----------             ------            -----------
Income (loss) from continuing operations before
   extraordinary gain                                         $   (10,638)            $   10            $   (10,628)
Preferred dividends                                                (1,632)                --                 (1,632)
                                                              -----------             ------            -----------
Net income (loss) from continuing operations before
   extraordinary gain applicable to common stock              $   (12,270)                10            $   (12,260)
                                                              ===========             ======            ===========

Basic and diluted loss per share from continuing
   operations before extraordinary gain                       $      (.51)                              $      (.51)
                                                              ===========                               ===========

Basic and diluted weighted average shares outstanding          23,875,546                                23,875,546
                                                              ===========                               ===========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 2001
                (Unaudited and in thousands, except share data)



                                                                                   PRO FORMA            PRO FORMA
                                                              HISTORICAL (a)      ADJUSTMENTS         CONSOLIDATED
                                                              --------------      -----------         ------------
Revenues                                                       $   152,009               --           $   152,009
Cost and expenses:
     Cost of sales and services                                    126,078               --               126,078
     Selling, general and administrative                            24,089               --                24,089
     Depreciation                                                    6,173               --                 6,173
     Amortization of intangibles                                     1,624               --                 1,624
     Impairment, restructuring and other costs                       8,603               --                 8,603
                                                               -----------           -------          -----------
Operating loss                                                     (14,558)              --               (14,558)
Other income (expense):
     Foreign currency loss                                             (61)              --                   (61)
     Interest expense, net                                          (9,163)              --                (9,163)
                                                               -----------           -------          -----------
Loss from continuing operations before taxes                       (23,782)              --               (23,782)
Benefit for income taxes                                            (7,616)              --                (7,616)
                                                               -----------           -------          -----------
Loss from continuing operations                                    (16,166)              --               (16,166)
Preferred dividends                                                 (1,632)              --                (1,632)
                                                               -----------           -------          -----------
Net loss from continuing operations applicable to
   common stock                                                $   (17,798)              --           $   (17,798)
                                                               ===========           =======          ===========

Basic and diluted loss per share from continuing
   operations                                                  $      (.78)                           $      (.78)
                                                               ===========                            ===========

Basic and diluted weighted average shares outstanding           22,694,119                             22,694,119
                                                               ===========                            ===========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001
                (Unaudited and in thousands, except share data)



                                                                                      PRO FORMA            PRO FORMA
                                                                 HISTORICAL        ADJUSTMENTS (c)       CONSOLIDATED
                                                                 -----------       ---------------       ------------
Revenues                                                         $   327,299         $ (131,179)         $   196,120
Cost and expenses:
     Cost of sales and services                                      255,076            (91,703)             163,373
     Selling, general and administrative                              46,954            (15,107)              31,847
     Depreciation                                                     13,141             (4,888)               8,253
     Amortization of intangibles                                       2,397               (253)               2,144
     Impairment, restructuring and other costs                        14,512                 --               14,512
                                                                 -----------         ----------          -----------
Operating income (loss)                                               (4,781)           (19,228)             (24,009)
Interest expense, net                                                (12,690)               243              (12,447)
                                                                 -----------         ----------          -----------
Income (loss) before taxes                                           (17,471)           (18,985)             (36,456)
Provision (benefit) for income taxes                                  (4,034)            (6,909)             (10,943)
                                                                 -----------         ----------          -----------
Net income (loss)                                                $   (13,437)        $  (12,076)         $   (25,513)
Preferred dividends                                                   (2,176)                --               (2,176)
                                                                 -----------         ----------          -----------
Net income (loss) applicable to common stock                     $   (15,613)        $  (12,076)         $   (27,689)
                                                                 ===========         ==========          ===========

Basic and diluted loss per share from continuing
   operations                                                    $     (0.69)                            $     (1.22)
                                                                 ===========                             ===========

Basic and diluted weighted average shares outstanding             22,741,020                              22,741,020
                                                                 ===========                             ===========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000
                (Unaudited and in thousands, except share data)



                                                                                       PRO FORMA            PRO FORMA
                                                                 HISTORICAL         ADJUSTMENTS (c)        CONSOLIDATED
                                                                 -----------        ---------------        ------------
Revenues                                                         $   325,307          $ (105,371)          $   219,936
Cost and expenses:
     Cost of sales and services                                      249,894             (74,522)              175,372
     Selling, general and administrative                              40,404             (11,837)               28,567
     Depreciation                                                     13,903              (5,304)                8,599
     Amortization of intangibles                                       2,429                (258)                2,171
     Impairment, restructuring and other costs                           426                 --                    426
                                                                 -----------          ----------           -----------
Operating income (loss)                                               18,251             (13,450)                4,801
Other income (expense):
     Interest expense, net                                           (12,117)                247               (11,870)
                                                                 -----------          ----------           -----------
Income (loss) before taxes                                             6,134             (13,203)               (7,069)
Provision (benefit) for income taxes                                   3,633              (4,832)               (1,199)
                                                                 -----------          ----------           -----------
Net income (loss)                                                $     2,501          $   (8,371)          $    (5,870)
Preferred dividends                                                   (2,176)                --                 (2,176)
                                                                 -----------          ----------           -----------

Net income (loss) applicable to common stock                     $       325          $   (8,371)          $    (8,046)
                                                                 ===========          ==========           ===========

Basic and diluted earnings (loss) per share from
   continuing operations                                         $       .01                               $      (.36)
                                                                 ===========                               ===========

Basic weighted average shares outstanding                         22,407,000                                22,407,000
                                                                 ===========                               ===========
Diluted weighted average shares outstanding                       22,465,000                                22,407,000
                                                                 ===========                               ===========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                (Unaudited and in thousands, except share data)



                                                                                       PRO FORMA            PRO FORMA
                                                                 HISTORICAL         ADJUSTMENTS (c)        CONSOLIDATED
                                                                 -----------        ---------------        ------------
Revenues                                                         $   262,373          $  (74,896)          $   187,477
Cost and expenses:
     Cost of sales and services                                      201,644             (56,951)              144,693
     Selling, general and administrative                              42,158             (11,433)               30,725
     Depreciation                                                     14,316              (5,149)                9,167
     Amortization of intangibles                                       2,758                (232)                2,526
     Impairment, restructuring and other costs                        16,077              (1,507)               14,570
                                                                 -----------          ----------           -----------
Operating income (loss)                                              (14,580)                376               (14,204)
Other income (expense):
     Other                                                               (51)                 --                   (51)
     Interest expense, net                                           (11,910)                 96               (11,814)
                                                                 -----------          ----------           -----------
Income (loss) before taxes                                           (26,541)                472               (26,069)
Provision (benefit) for income taxes                                  (6,439)                (47)               (6,486)
                                                                 -----------          ----------           -----------
Income (loss) before extraordinary gain                          $   (20,102)         $      519           $   (19,583)
                                                                 -----------          ----------           -----------
Preferred dividends                                                   (2,176)                 --                (2,176)
                                                                 -----------          ----------           -----------
Net income (loss) before extraordinary gain applicable to
   common stock                                                  $   (22,278)         $      519           $   (21,759)
                                                                 ===========          ==========           ===========

Basic and diluted loss before extraordinary gain                 $     (1.01)                              $      (.98)
                                                                 ===========                               ===========

Basic and diluted weighted average shares outstanding             22,113,000                                22,113,000
                                                                 ===========                               ===========





                 See accompanying notes to unaudited pro forma consolidated condensed financial information.

                                   ICO, INC.
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                (Unaudited and in thousands, except share data)


NOTE A.  PRO FORMA ASSUMPTIONS

         On September 6, 2002, ICO, Inc. (the "Company") completed the sale of substantially all of its oilfield services business to Varco International, Inc. ("Varco"). Total proceeds of the sale were $136,700 in cash, assumed debt of the Company's Canadian subsidiary of $3,600 and the assumption of certain other liabilities. The initial purchase price is subject to a post-closing working capital adjustment for which $2,000 of the sale proceeds have been placed in escrow. An additional $5,000 of the sale proceeds have been placed in escrow for one year to cover any indemnification claims by the purchasers against the Company. The Company is not aware of any indemnification claims at this time. In connection with the Oilfield Division sale, the Company amended its $25,000 domestic credit facility to $15,000. There are currently no borrowings outstanding under this facility.

         The accompanying unaudited pro forma consolidated condensed balance sheet as of June 30, 2002, gives effect to the Oilfield Division sale as if it had occurred on June 30, 2002. The accompanying unaudited pro forma consolidated condensed statements of income for the nine months ended June 30, 2002 and 2001 and twelve months ended September 30, 2001, 2000 and 1999 assume the sale occurred on the first day of the period presented and give effect to the Company's sale of these operations by removing the Oilfield Division's historical results from those amounts previously reported by the Company. The results of operations relating to the Oilfield Division not sold to Varco have been removed through the pro forma adjustments because that operation is part of discontinued operations. The Company is actively marketing for sale this remaining Oilfield Division operation.

         The above-mentioned statements have been prepared in accordance with generally accepted accounting principles for pro forma financial information and with the instructions to Form 8-K and Article 11 of Regulation S-X. In the opinion of management, all significant adjustments required for an appropriate pro forma presentation have been included.

NOTE B.  PRO FORMA ADJUSTMENTS

         The following pro forma adjustments are based upon the information available as of the date of this Form 8-K. The pro forma adjustments include the estimated gain on sale of the Oilfield Division and other estimated costs of the sale. The actual gain on the sale and related expenses will not be fully determinable until the Company's results for the year ending September 30, 2002, are available.

     BALANCE SHEET

     (a) To reflect cash proceeds resulting from the Oilfield Division sale to Varco calculated as follows:

Gross purchase price                                                                       $136,700
         Plus:    Working capital adjustment, based on June 30, 2002 balances                 4,395
         Less:    Estimated income taxes after utilization of net operating loss
                  carryforwards                                                             (11,677)
         Less:    Cash held in escrow (see Note (b))                                         (7,000)
         Less:    Estimated transaction expenses incurred after June 30, 2002                (3,400)
         Less:    Debt, net of cash of Canadian subsidiaries as of June 30, 2002             (2,594)
         Less:    Proceeds used to repay debt (see Note (f))                                   (282)
                                                                                           --------
Net Proceeds                                                                               $116,142
                                                                                           ========

     (b) To record $7,000 of the sales proceeds held in escrow for the working capital adjustment ($2,000) and potential indemnity claims by Varco ($5,000).

     (c) To remove the assets and liabilities of the Oilfield Division sold to Varco. Certain assets of the Oilfield Division not sold to Varco remain in the Oilfield Services assets held for sale category. The Company is actively marketing these assets for sale.

     (d) To reflect the tax impact on deferred tax balances primarily resulting from the Oilfield Division sale to Varco due to the utilization of the Company's net operating loss carry-forwards.

     (e) To reduce debt offering costs by $225 relating to the reduction of the Company's domestic credit facility from $25,000 to $15,000. The amendment to the credit facility was made in connection with the sale of the Oilfield Division.

     (f) To record $282 of Oilfield Division debt that was repaid using a portion of the sale proceeds.

     (g) To reflect $4,310 of Oilfield Division accrued liabilities retained by the Company which were classified as Oilfield Services liabilities held for sale in the historical June 30, 2002 balance sheet and are being reclassified to their respective balance sheet captions in the June 30, 2002 pro forma balance sheet. This amount consists of $2,070 of accrued workers compensation insurance and medical insurance expenses for claims incurred prior to the closing date, $1,103 of accrued salaries and wages and $1,137 of other accrued expenses.

     (h) To record the estimated net gain after tax related to the sale of the Oilfield Division and write-off of debt offering costs.

     STATEMENT OF OPERATIONS

     (a) Reflects the results from continuing operations of the Company, which exclude the Oilfield Division. The operating results of the Oilfield Division have been reported as a discontinued operation for the respective period.

     (b) To reduce the amortization expense and the tax effect associated with the write-off of offering costs as more fully discussed in Note (e) to the pro forma balance sheet.

     (c) To eliminate the results of operations of the Oilfield Division for the period as if the sale had been completed on the first day of the period presented.

         The pro forma statements of income do not purport to be indicative of results of the future operations of the Company. That is, the pro forma information is not a projection of the Company's future results from continuing operations, and does not include any pro forma adjustments for the future effects of the transactions including any income from the reinvestment of the proceeds of the sale of the Oilfield Division.